UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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WORTHINGTON INDUSTRIES, INC.

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Your Vote Counts!

Your Vote Counts!

WORTHINGTON INDUSTRIES, INC.

2021 Annual Meeting of Shareholders  Vote by September 28, 2021  11:59 p.m., EDT   WORTHINGTON INDUSTRIES, INC.  C/O BROADRIDGE  P.O. BOX 1342  BRENTWOOD, NY 11717  D58531-P59701  You invested in WORTHINGTON INDUSTRIES, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice  regarding the availability of proxy materials for the shareholder meeting to be held on September 29, 2021.  Get informed before you vote  View the Worthington Industries, Inc.’s Letter to Shareholders, Notice of Annual Meeting of Shareholders and Proxy Statement and  Worthington Industries, Inc.’s 2021 Annual Report and the form of proxy online at www.proxyvote.com OR you can receive a free  paper or e-mail copy of the proxy material(s) by requesting them prior to September 15, 2021. If you would like to request a copy of  the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or  (3) send an e-mail to sendmaterial@proxyvote.com. If sending an e-mail, please include your control number (indicated below) in the  subject line. Unless requested, you will not otherwise receive a paper or e-mail copy.  For complete information and to vote, visit www.proxyvote.com   Control #  Vote Virtually at the Meeting*  September 29, 2021  3:30 p.m., Eastern Daylight Time  Smartphone users  Point your camera here and  vote without entering a  control number  Virtually at:  www.virtualshareholdermeeting.com/WOR2021  *Please check the proxy materials for the Annual Meeting of Shareholders for any special requirements for meeting attendance.  V1.1

Vote at www.proxyvote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the  upcoming Annual Meeting of Shareholders. Please follow the  instructions on the reverse side to vote on these important  matters.  Board  Recommends  Voting Items  1. Election of three directors, each to serve for a term of three years to expire at the 2024 Annual Meeting of Shareholders:   Nominees:  For  01) John B. Blystone  02) Mark C. Davis  03) Sidney A. Ribeau  2. Approval of advisory resolution to approve Worthington Industries, Inc.’s executive compensation.  For  3. Ratification of selection of KPMG LLP as the independent registered public accounting firm of Worthington Industries, Inc. for the fiscal year ending May 31, 2022.  For  Against  4. Shareholder proposal related to Worthington Industries, Inc.’s climate policy.  NOTE: In their discretion, the persons named as proxies will be authorized to vote on such other business as may properly  come before the Annual Meeting of Shareholders.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D58532-P59701   WORTHINGTON INDUSTRIES, INC.